Exhibit 10.2

                                                               Execution Version


                         SKYTERRA COMMUNICATIONS, INC.
                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of December 23, 2004 by and among SKYTERRA COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), and each investor listed on Schedule 1 hereto (each such investor, individually, an "INVESTOR" and, collectively, the "INVESTORS").

     WHEREAS, the Company has agreed to issue and sell to the Investors (other than Tejas Securities Group, Inc. ("Tejas"), and the Investors (other than Tejas) have agreed to purchase from the Company, an aggregate of 2,000,000 shares (the "SHARES") of the Company's voting common stock, par value $0.01 per share (the "COMMON STOCK"), at a per share price and upon the terms and conditions set forth in the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Investors (other than Tejas) (the "SECURITIES PURCHASE AGREEMENT"); and

     WHEREAS, the terms of the Securities Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

     "AFFILIATE" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144, and in all cases including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person.

     "BOARD" means the board of directors of the Company or any duly authorized committee thereof.

     "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     "CLOSING DATE" has the meaning set forth in the Securities Purchase Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "PERSON" (whether or not capitalized) means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the

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Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "REGISTRABLE SHARES" means, at the relevant time of reference thereto, the Shares and the Warrant Shares (including any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like), PROVIDED, HOWEVER, that the term "Registrable Shares" shall not include any of the Shares or Warrant Shares that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC or that may be sold pursuant to Rule 144(k) under the Securities Act.

     "REGISTRATION STATEMENT" means the Mandatory Registration Statement and any additional registration statements contemplated by Section 2A of this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

     "RULE 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     "WARRANT SHARES" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

     "WARRANTS" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Investors (other than Tejas) pursuant to the Securities Purchase Agreement, a form of which is attached hereto as Exhibit A and, in the case of Tejas, the warrant to purchase 110,000 shares of Common Stock, dated as of the date hereof, issued by the Company to Tejas pursuant to the Placement Agent Agreement, dated as of December 13, 2004, by and between the Company and Tejas.

     2.   MANDATORY REGISTRATION STATEMENT.

          (a) As promptly as possible after the Closing Date, and in any event on or prior to May 12, 2005 (the "MANDATORY FILING DATE"), the Company shall prepare and file with the SEC a Registration Statement on Form S-1 or, if eligible, on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, each Investor as an initial selling stockholder thereunder (the "MANDATORY REGISTRATION STATEMENT"), which the Investors acknowledge may also register 300,000 shares (including any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like) of Common Stock to be issued to DirecTV Group pursuant to the Company's agreement to acquire a 50% interest in Hughes Network Systems, LLC. The Mandatory Registration Statement shall conform in form and substance to all applicable instructions for the relevant registration form and with all applicable SEC regulations. The Mandatory Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of their Registrable Shares. The Company agrees to use its best efforts to cause the Mandatory Registration Statement to be declared effective as soon as practicable after the date of such filing but in any event on or prior to June 30, 2005 (the "MANDATORY EFFECTIVE DATE") (including filing with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory Registration Statement will

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not be "reviewed" or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an "ACCELERATION REQUEST"), which request shall request an effective date that is within three (3) Business Days of the date of such request). The Company shall notify each Investor in writing promptly (and in any event within one (1) Business Day) after the Company's submission of an Acceleration Request to the SEC. The Company shall be required to keep the Mandatory Registration Statement continuously effective (including through the filing of any required post-effective amendments) until the earliest to occur of (i) the date after which all of the Registrable Shares registered thereunder shall have been sold, (ii) the third (3rd) anniversary of the Closing Date and
(iii) the date on which each Investor may sell all Registrable Shares then held by such Investor without restriction under Rule 144(k) of the Securities Act; provided, that in any case such date shall be extended by the amount of time of any Suspension Period (as defined below) (the "EFFECTIVENESS PERIOD"). Thereafter, the Company shall be entitled to withdraw the Mandatory Registration Statement and, upon such withdrawal, the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory Registration Statement (or any prospectus relating thereto).

          (b) Notwithstanding anything in this Section 2 to the contrary, if the Company shall during the Effectiveness Period furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination upon the advice of counsel (x)(i) that the continued use by the Investors of the Mandatory Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act, premature disclosure in the Mandatory Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company and (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction, (y) that the Company is required to prepare audited financial statements as of a date other than its fiscal year end or is otherwise unable to comply with applicable SEC disclosure requirements as a result of an extraordinary corporate transaction (such as a requirement to provide pro forma financials giving effect to such transaction or historical financials of another constituent entity in such transaction), or (z) if the Registration Statement has been filed on Form S-1 and the same must be amended or supplemented in order to comply with Section 10(a)(3) of the Securities Act, then the right of the Investors to use the Mandatory Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto or the filing of the Mandatory Registration Statement shall be suspended for a period (the "SUSPENSION PERIOD") not greater than thirty (30) consecutive Business Days and not more than sixty (60) Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Investors shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day after the consummation, abandonment, public disclosure or other appropriate resolution of the event or transaction that caused the Company to suspend the use of or delay the filing of the Mandatory Registration Statement (and the Prospectus relating thereto) pursuant to this Section 2(b), the Company will as promptly as possible lift any suspension, provide the Investors with revised Prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement.

          (c) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 2A that such Investor furnish to the Company such information regarding itself, the Registrable Shares held by it, and the method of disposition of such securities as shall be reasonably required to effect the registration of such Investor's Registrable Shares.

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          (d)   Notwithstanding anything in this Agreement to the contrary, the
Investors' sole remedy for the failure of the Company to file the Mandatory Registration Statement as promptly as possible after the date hereof, and in any event on or prior to the Mandatory Filing Date, for the failure of the Company to make effective the Mandatory Registration Statement on or prior to the Mandatory Effective Date or for the failure to maintain the effectiveness of the Mandatory Registration Statement during the Effectiveness Period (other than during any Suspension Period), after such Mandatory Registration Statement initially becomes effective shall be the vesting of the Warrants as provided for therein.

     2A   "PIGGYBACK REGISTRATION".

          (a) If, during the Effectiveness Period the Mandatory Registration Statement is not or ceases to be effective and continues to be not effective and during such time the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms) on a Registration Statement that is to become effective prior to the expiration of such Effectiveness Period, the Company shall, each such time, give to the Investors twenty (20) days' prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Investors the opportunity to include in such Registration Statement such number of Registrable Shares as each such Investor may request. Upon the written request of any Investor given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Shares of such Investor, to the extent requested to be registered, subject to Section 2A(b).

          (b) If a registration pursuant to Section 2A hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to materially and adversely affect the success of the offering or the price that would be received for any shares of Common Stock included in such offering, then, notwithstanding anything in this Section 2A to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, any shares of Common Stock proposed to be included in such registration for the account of the Company, and (ii) second, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Investors), pro rata among such stockholders on the basis of the number of shares of Common Stock (including Warrant Shares) that each of them has requested to be included in such registration.

          (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 2A or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company (which underwriters shall be reasonably acceptable to holders of a majority of the then outstanding Registrable Shares).

     3. OBLIGATIONS OF THE COMPANY. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) as expeditiously as practicable (i) furnish to each Investor copies of all documents to be filed with the SEC in connection with such registration within a reasonable period prior to their being filed with the SEC (and provide the Investors with a reasonable opportunity to review and comment on such documents), (ii) use its best efforts to cause its officers and directors, counsel and certified public accountants to respond to such

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inquiries as shall be necessary, in the reasonable opinion of such Investor, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Investors of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered. (b) as expeditiously as practicable (i) prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as required by this Agreement to register for resale under the Securities Act all of the Registrable Shares (including naming any permitted transferees of Registrable Shares as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (including naming any permitted transferees of Registrable Shares as selling stockholders in such Prospectus); (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto, or any document filed with the SEC that would suspend the effectiveness of the Registration Statement, and, if requested by any Investor, as promptly as reasonably possible provide such Investor with true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than those portions of any correspondence containing material nonpublic information on the basis that, notwithstanding the Company's offer to disclose and discuss material non-public information with each Investor upon such Investor's entering into a mutually satisfactory confidentiality agreement, at each Investor's request, if so requested, the Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors and employees, not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its subsidiaries); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Investors and Investors' counsel as promptly as reasonably possible:

                (i) when the SEC notifies the Company whether there will be a "review" of each Registration Statement and whenever the SEC comments in writing on such Registration Statement; and

                (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose; and
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Investors may be entitled under this Agreement, if any of the events described in Section 3(c)(ii)(A), 3(c)(ii)(B), and 3(c)(ii)(C) occur, the Company shall use its best efforts to respond to and correct the event.

          (d) Immediately notify the Investors and their counsel of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, promptly give written notice to each Investor) a supplement to such

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Prospectus so that, as thereafter delivered to the purchasers of such
Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon receipt of such notification from the Company, the Investors will not offer or sell Registrable Shares pursuant to such Prospectus until the Company has notified the Investors that it has prepared a supplement to such Prospectus and delivered copies of such supplement to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus supplement as above provided in this Section 3(d) and deliver copies of same as provided in Section 3(h) hereof), and it being further understood that, in the case of the Mandatory Registration Statement, any such period during which the Investors are restricted from offering or selling Registrable Shares shall constitute a Suspension Period.

          (e) Upon the occurrence of any event described in Section 3(d) hereof, as promptly as possible, prepare a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (f) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as possible (it being understood that, in the case of the Mandatory Registration Statement, any period during which the effectiveness of the Mandatory Registration Statement or the qualification of any Registrable Shares is suspended shall constitute a Suspension Period).

          (g) Furnish to the Investors and their counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Investor or their counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

          (h) As promptly as possible furnish to each selling Investor, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

          (i) Use its best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Shares under such other securities or blue sky laws of the states of residence of each Investor and such other U.S. jurisdictions as each Investor shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Investor to consummate the public sale or other disposition of Registrable Shares in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of

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process in any such states or jurisdictions where it is not then qualified or subject to process.

          (j) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as such Investors may request.

          (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors, any managing underwriter participating in any disposition pursuant to a Registration Statement, Investors' counsel and any attorney, accountant or other agent retained by Investors or any managing underwriter, in connection with the sale of the Registrable Shares, including, without limitation, making available any documents and information. Notwithstanding the Company's offer to disclose and discuss material non-public information with each Investor upon such Investor's entering into a mutually satisfactory confidentiality agreement, at each Investor's request, if so requested, the Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors and employees, not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its subsidiaries.

          (l) At the request of an Investor to include any Affiliate of such Investor as a selling stockholder, the Company shall amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement.

          (m) Comply with all applicable rules and regulations of the SEC in all material respects.

          (n) Make available for inspection by each Investor, any underwriter participating in any disposition pursuant to any registration hereunder, and any attorney, accountant or other agent retained by such Investor or any such underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with any registration hereunder, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all Company site safety rules, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Investor or Inspectors unless (A) the disclosing party advises the other party that the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or is otherwise required by law, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction, or (C) such Records or information otherwise become generally available to the public other than through disclosure by such Investor or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement.

          (o) Use all reasonable efforts to furnish to each Investor and to the managing underwriter, if any, a signed counterpart, addressed to such Investor and the managing underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants pursuant to Statement on Auditing Standards No. 72, each in customary form and covering such matters of the type

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customarily covered by opinions or comfort letters, as the case may be, as each such Investor and the managing underwriter, if any, reasonably requests.

          (p) In connection with any registration hereunder, provide officers' certificates and other customary closing documents.

          (q) Cooperate with each seller of Registrable Shares, Investor and any underwriter in the disposition of such Registrable Shares and cooperate with underwriters' counsel, if any, in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          (r) With respect to an underwritten offering of Registrable Shares, use its reasonable best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     4. EXPENSES OF REGISTRATION. The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 3 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC, The NASDAQ Stock Market, or any national securities exchange upon which the Company's securities are listed and in connection with applicable state securities or blue sky laws), (ii) all printing expenses, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all reasonable fees and disbursements of one (1) counsel for the Investors, and (v) all reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

     5. DELAY OF REGISTRATION. Subject to Section 10(d) hereof, the Investors and the Company (other than with respect to Sections 2(d) or 3(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     6. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a Registration Statement pursuant to this Agreement:

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor and each officer, director, fiduciary, employee, member, agent, investment advisor, (or other equity holder), general partner and limited partner (and affiliates thereof) of such Investor, each broker, underwriter or other person acting on behalf of such Investor and each person, if any, who controls such Investor within the meaning of the Securities Act, against any expenses, losses, claims, damages, actions or liabilities, joint or several, (the "LOSSES") to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company; and, subject to the provisions of Section 6(c) hereof, the Company will reimburse on demand such Investor, such broker or other person acting on behalf of such Investor and such officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the

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Company be liable in any such case for any such Loss to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement.

          (b) To the fullest extent permitted by law, each Investor, severally (as to itself) and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other Investors against any Losses to which the Company or any such director, officer or controlling person or other Investor may become subject to, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereto) solely arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, or solely arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement; and, subject to the provisions of Section 6(c) hereof, such Investor will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Investor in connection with investigating or defending any such Losses, provided, however, that the maximum aggregate amount of liability of such Investor under this Section 6 shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Shares covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 6(b) or 6(e) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

          (c) As promptly as possible after receipt by an indemnified party under this Section 6 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

          (d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding

          (e) If the indemnification provided for in this Section 6 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the maximum aggregate liability of any Investor as set forth in Section 6(b), contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 6(a), 6(b), 6(c) and 6(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

          (f)   The indemnity and contribution agreements contained in this
Section 6 are in addition to any liability that any indemnifying party may have to any indemnified party.

     7. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Shares or Warrant Shares, to furnish in writing upon an Investor's request in writing to the Company a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in writing to the Company by the Investor in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares and Warrant Shares without registration, and (iv) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144.

     8. TRANSFER OF REGISTRATION RIGHTS. Each Investor may assign or transfer any or all of its rights under this Agreement to any Person to the extent a transfer of the Shares, Warrant Shares or Warrant Shares, as applicable, is permitted under the Securities Purchase Agreement with respect to the Shares, Warrant Shares or the Warrant, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Investor. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 8, such permitted assignee or transferee shall be deemed to be an "Investor" for all purposes of this Agreement.

     9. ENTIRE AGREEMENT. This Agreement, the Securities Purchase Agreement and the Warrants constitute the entire agreement between the parties hereto and thereto respecting the subject matter hereof and thereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof and thereof, whether written or oral, including but not limited to the various Term Sheets dated December 2004 between the Company and the Investors.

     10.  MISCELLANEOUS.

          (a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of (i) the holders of a majority of the then outstanding Registrable Shares and (ii) the Company; provided that any amendment or modification that is materially and disproportionately adverse to any particular Investor (as compared to all Investors as a group) shall require the consent of such Investor.

          (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of another jurisdiction. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 8 hereof are satisfied. The Company may not assign this Agreement or its rights and obligations hereunder without the consent of holders of a majority of the then outstanding Registrable Shares. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor (including any successors or assigns) shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

          (c) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail (sent certified or registered), overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

All correspondence to the Company shall be addressed as follows:

                           SkyTerra Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, New York 10036
                           Facsimile No.:  212-730-7523
                           Attn:  Chief Executive Officer
                           with copies (which shall not constitute notice) to:

                           SkyTerra Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, New York 10036
                           Facsimile No.:  212-730-7523
                           Attn:  General Counsel

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York  10036
                           Facsimile No.:  917-777-2918
                           Attn: Gregory Fernicola

All correspondence to the Investors shall be addressed pursuant to the contact information set forth on Schedule I attached hereto.

Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

          (d) Except as provided for in Section 2(d), the parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative, except as otherwise provided in Section 2(d).

          (e) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

          (f) Except as contemplated in Section 8 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

          (g) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                            SKYTERRA COMMUNICATIONS, INC.


                                            By:  /s/ Robert C. Lewis
                                               --------------------------------
                                               Name:  Robert C. Lewis
                                               Title: Senior Vice President

INVESTORS:

                                            Entities:
                                            --------

                                            LC CAPITAL MASTER FUND, LTD


                                            By:  /s/ Richard F. Conway
                                               ---------------------------------
                                               Name:  Richard F. Conway
                                               Title: Director


                                            YORK CAPITAL MANAGEMENT, L.P.


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO


                                            YORK INVESTMENT LIMITED


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO of its investment
                                                      manager

                                            YORK CREDIT OPPORTUNITIES FUND, L.P.


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO

                                            YORK SELECT, L.P.


                                             By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO


                                            YORK SELECT UNIT TRUST


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO of its investment
                                                      manager

                                            YORK GLOBAL VALUE PARTNERS, L.P.


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO


                                            YORK/GREEN CAPITAL PARTNERS, L.P.


                                            By:  /s/ Adam J. Semler
                                               ---------------------------------
                                               Name:  Adam J. Semler
                                               Title: CFO


                                            THE TUDOR BVI GLOBAL PORTFOLIO LTD.


                                            By:  /s/ William T. Flaherty
                                               ---------------------------------
                                               Name:  William T. Flaherty
                                               Title: Managing Director


                                            TUDOR PROPRIETARY TRADING, L.L.C.


                                            By:  /s/ William T. Flaherty
                                               ---------------------------------
                                               Name:  William T. Flaherty
                                               Title: Managing Director


                                            WITCHES ROCK PORTFOLIO LTD.


                                            By:  /s/ William T. Flaherty
                                               ---------------------------------
                                               Name:  William T. Flaherty
                                               Title: Managing Director


                                            FLEET MARITIME, INC.

                                            By:  Oz Management, LLC

                                            By:  /s/ Daniel S. Och
                                               ---------------------------------
                                               Name:  Daniel S. Och
                                               Title: Senior Managing Director


                                            OZ MASTER FUND, LTD.

                                            By:  Oz Management, LLC


                                            By:  /s/ Daniel S. Och
                                               ---------------------------------
                                               Name:  Daniel S. Och
                                               Title: Senior Managing Director

                                            HARBERT DISTRESSED INVESTMENT MASTER
                                            FUND, LTD.

                                            By:  Harbert Distressed Investment
                                                 Offshore Manager, LLC


                                            By:  /s/ Philip A. Falcone
                                               ---------------------------------
                                               Name:  Philip A. Falcone
                                               Title: Vice President


                                            GREYWOLF CAPITAL OVERSEAS FUND


                                            By:  /s/ William Troy
                                               ---------------------------------
                                               Name:  William Troy
                                               Title: Chief Operating Officer


                                            GREYWOLF CAPITAL PARTNERS II LP


                                            By:  /s/ William Troy
                                               ---------------------------------
                                               Name:  William Troy
                                               Title: Chief Operating Officer


                                            MILLENNIUM PARTNERS, L.P.

                                            By:  Millenium Management, L.L.C.


                                            By:  /s/ Terry Feeney
                                               ---------------------------------
                                               Name:  Terry Feeney
                                               Title: Chief Operating Officer


                                            SECOND GARY & KAREN SINGER
                                            CHILDREN'S TRUST


                                            By:  /s/ Steven Singer
                                               ---------------------------------
                                               Name:  Steven Singer
                                               Title: Trustee


                                            ORE HILL HUB FUND LTD.

                                            By: Ore Hill Partners, LLC, its
                                                investment advisor


                                                By:  /s/ Fredrick J. Wahl
                                                   -----------------------------
                                                   Name:  Fredrick J. Wahl
                                                   Title: Managing Member


                                            XERION PARTNERS I LLC


                                            By:  /s/ Michael J. Berner
                                               ---------------------------------
                                               Name:  Michael J. Berner
                                               Title: Vice President
                                                      Paloma GP LLC
                                                      Manager

                                            ALPHA US SUB FUND VI, LLC

                                            By:  The Harbinger Group, Inc.*


                                            By:  /s/ Joel B. Pinssick
                                               ---------------------------------
                                               Name:  Joel B. Pinssick
                                               Title: Vice President

                                            *  Pursuant to the Investment
                                               Advisory Agreement dated
                                               April 29, 2003


                                            TEJAS SECURITIES GROUP, INC.


                                            By:  /s/ Morris D. Weiss
                                               ---------------------------------
                                               Name:  Morris D. Weiss
                                               Title: Managing Director


                                            Individuals:
                                            -----------

                                            GEORGE W. HAYWOOD

                                             /s/ George W. Haywood
                                            ------------------------------------
                                            Signature:  George W. Haywood
                                                        for IRA

                                                                     Schedule I


                               List of Investors


Investor
LC Capital Master Fund, Ltd
C/o Lampe, Conway & Co LLC
680 Fifth Avanue
Suite 1202
New York, NY 10019


York Capital Management, L.P.
390 Park Avenue
New York, NY 10022


York Investment Limited
390 Park Avenue
New York, NY 10022


York Select, L.P.
390 Park Avenue
New York, NY 10022


York Credit Opportunities Fund, L.P.
390 Park Avenue
New York, NY 10022


York Select Unit Trust
390 Park Avenue
New York, NY 10022


York Global Value Partners, L.P.
390 Park Avenue
New York, NY 10022


York/Green Capital Partners, L.P.
390 Park Avenue
New York, NY 10022


George W. Haywood
81 Meredith Avenue
Sag Harbor, NY 11963


The Tudor BVI Global Portfolio Ltd.
C/o Tudor Investments Corporation
50 Rowes Wharf
6th Floor
Boston, MA 02110


Tudor Proprietary Trading, L.L.C.
50 Rowes Wharf
6th Floor
Boston, MA 02110


Witches Rock Portfolio Ltd.
C/o Tudor Investments Corporation
50 Rowes Wharf
6th Floor
Boston, MA 02110


Fleet Maritime, Inc.
C/o OZ Management, L.L.C.
9 West 57th Street
39th Floor
New York, NY 10019


OZ Master Fund, Ltd.
C/o OZ Management, L.L.C.
9 West 57th Street
39th Floor
New York, NY 10019


Harbert Distressed Investment Master Fund, Ltd.
C/o 555 Madison Avenue
16th Floor
New York, NY 10022


Greywolf Capital Overseas Fund
411 West Putnam Avenue
Greenwich, CT 06830


Greywolf Capital Partners II LP
411 West Putnam Avenue
Greenwich, CT 06830


Millennium Partners, L.P.
666 Fifth Avenue
8th Floor
New York, NT, 10103


Second Gary & Karen Singer Children's Trust
C/o Romulus Holdings, Inc.
560 Sylvan Avenue
Englewood Cliffs, NJ 07632


Ore Hill Hub Fund Ltd.
444 Madison Avenue
Suite 1200
New York, NY 10022


Xerion Partners I LLC
C/o Jorge Sanchez
2 American Lane
Greenwich, CT 06836-2571


Alpha US Sub Fund VI, LLC
555 Madison Avenue
16th Floor
New York, NY 10022


Tejus Securities Group, Inc.
2700 Vic Fortuna, Suite 400
Austin, TX 78746